Exhibit 10.3

AMENDMENT NO. 14

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 14 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this “AAmendment”), is entered into as of June 20, 2013, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Seller will sell and the Buyer will purchase twenty (20) additional A321-200 model aircraft in accordance with the terms set forth herein; and

WHEREAS, the Buyer's order for ten (10) of the A320 Group 3 Aircraft will be converted into A321-200 model aircraft; and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1 -	SCOPE

The Buyer's order for Aircraft is amended to add the A321 Amd 14 Aircraft, convert ten (10) Group 3 A320 Aircraft to Converted A321 Aircraft and reschedule the delivery of ***** A320 Group 3 Aircraft from ***** to *****.

2 -	AMENDMENTS

2.1    Definitions

Clause 0 of the Agreement is amended to either modify or add the terms and corresponding definitions set forth below:

A321 Amd 14 Aircraft - any or all of the twenty (20) firmly ordered A321-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.4, including the A321 Amd 14 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 Propulsion System installed thereon upon delivery.

A321 Amd 14 Airframe - any A321 Amd 14 Aircraft, excluding the A321 Propulsion System.

Aircraft - any or all of the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft and NEO Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Base Price of the A321 Amd 14 Airframe - as defined in Clause 3.1.1.2.9.

Converted A321 Aircraft - any or all of the ten (10) firmly ordered A321-200 model aircraft that have been converted from Group 3 A320 Aircraft and for which the delivery schedule is set forth in Clause 9.1.1.4, including the Converted A321 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 Propulsion System installed thereon upon delivery.

Converted A321 Airframe - any Converted A321 Aircraft, excluding the A321 Propulsion System.

Specification - any or all of the A319 Aircraft Iss. 7 Specification, A319 Specification, A320 Aircraft Iss 7. Specification, A320 Aircraft Iss. 8 Specification, A320 Specification, A321 Aircraft Iss. 5 Specification and A321 Specification, as the context may require.

Standard Specification - any or all of the A319 Aircraft Iss. 7 Standard Specification, A319 Standard Specification, A320 Aircraft Iss. 7 Standard Specification, A320 Aircraft Iss. 8 Standard Specification, A320 Standard Specification, A321 Aircraft Iss. 5 Standard Specification and A321 Standard Specification, as applicable.”

2.2    Specification

2.2.1	Clause 2.1.1 of the Agreement is deleted in its entirety and replaced with the following:

“2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Aircraft	Specification
A319 Aircraft	A319 Specification
A319 NEO Aircraft	A319 Aircraft Iss. 7 Specification
A320 Aircraft	A320 Specification
A320 Group 1 Aircraft	A320 Aircraft Iss. 7 Specification
A320 Group 2 Aircraft, A320 Group 3 Aircraft, and A320 NEO Aircraft	A320 Aircraft Iss. 8 Specification
A321 Aircraft	A321 Specification
A321 Amd 14 Aircraft	A321 Aircraft Iss. 5 Specification
Converted A321 Aircraft	A321 Aircraft Iss. 5 Specification
A321 NEO Aircraft	A321 Aircraft Iss. 5 Specification”

2.2.2	Clause 2.3.1 of the Agreement is renumbered as “2.3.1(i)” and the following is inserted immediately before the period at the end thereof:

“; and

(ii)	Each A321 Amd 14 Airframe and Converted A321 Airframe will be equipped with an A321 Propulsion System.”

2.2.3	Clause 2.3.2 of the Agreement is deleted in its entirety and replaced with the following:

“2.3.2	NEO Propulsion Systems

(i)	Each A319 NEO Airframe will be equipped with a set of two (2) Pratt & Whitney PW1124G-JM engines, with an AET of 24,500 lbf. (such set, upon selection, an “A319 NEO Propulsion System”).

(ii)	Each A320 NEO Airframe will be equipped with a set of two (2) Pratt & Whitney PW1127G-JM engines, with an AET of 26,800 lbf. (such set, upon selection, an “A320 NEO Propulsion System”).

(iii)	Each A321 NEO Airframe will be equipped with a set of two (2) Pratt & Whitney PW1133G-JM engines, with an AET of 32,700 lbf. (such set, upon selection, an “A321 NEO Propulsion System”).”

2.3    Price

2.3.1	Clause 3.1.1.2.6 of the Agreement is renumbered as “3.1.1.2.7”.

2.3.2	Clause 3.1.1.2.7 of the Agreement is renumbered as “3.1.1.2.8”.

2.3.3	Clause 3.1.1.2.8(ii) of the Agreement is deleted in its entirety and replaced with the following:

“(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4E is:

***** and”

2.3.4	The following is inserted immediately after the end of Clause 3.1.1.2.8:

“3.1.1.2.9	A321 Amd 14 Airframe and Converted A321 Airframe

The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, is the sum of the following Base Prices:

(i)
the Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2011, is:

*****, and

(ii)	the Base Price of anticipated SCNs for the A321 Amd 14 Aircraft and the Converted A321 Aircraft as set forth in Exhibit A-4F, at delivery conditions prevailing in January 2011, is:

*****.

The Base Price of the A321 Amd 14 Airframe and the Converted A321 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.”

2.3.5	Clause 3.2.4 of the Agreement is deleted in its entirety and replaced with the following:

“3.2.4	The Final Contract Price of an A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft will be the sum of:

(i)
the Base Price of the A320 Group 1 Airframe, A320 Group 2 Airframe, A320 Group 3 Airframe, A321 Amd 14 Airframe or Converted A321 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(ii)
the price of any SCNs for the A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)
the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, or the A321 Propulsion System constituting a part of such A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, and as adjusted to the Delivery Date of such Aircraft, in accordance with the Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)
any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable.”

2.4    Delivery

Clause 9.1.1.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“9.1.1.4	The Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and Converted A321 Aircraft are as follows:

Aircraft Type	Number of Aircraft	Quarter/Year	CAC ID No.
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****

Converted A321 Aircraft	1	*****	*****
A320 Group 3 Aircraft	1	*****	*****
A321 Amd 14 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****
Converted A321 Aircraft	1	*****	*****

2.5    Exhibits

2.5.1	Exhibit A-4E to the Agreement is deleted in its entirety and replaced with the Exhibit A-4E set forth in Appendix 1.

2.5.2	Exhibit A-4F, set forth in Appendix 1, is added to the Agreement immediately following the end of Exhibit A-4E.

3 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment that, at the time of execution hereof, no event shall have occurred which constitutes a Termination Event.

4 -	EEFFECT OF THE AMENDMENTU

1.
The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

5 -	UCONFIDENTIALITYU

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

6 -	GOVERNING LAWU

1.
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

2.	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7 -	UCOUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Thomas Canfield	By:	/s/ John J. Leahy
Its:	SVP & General Counsel	Its:	Chief Operating Officer - Customers

APPENDIX 1

Exhibit A-4E        SCNs for A321 NEO Aircraft
Exhibit A-4F        SCNs for A321 Amd 14 Aircraft and                                     Converted A321 Aircraft

APPENDIX 1

Exhibit A4-E

SCNs for A321 NEO Aircraft

*****

APPENDIX 1

Exhibit A4-F
SCNs for A321 Amd 14 Aircraft and Converted A321 Aircraft

*****

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 14, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	CREDIT MEMORANDUMS

1.1    A320 Group 3 Aircraft

1.1.1	In consideration of the Buyer's order for twenty (20) A321 Amd 14 Aircraft, ***** of each A320 Group 3 Aircraft, the Seller will provide the Buyer with a credit in the amount of ***** (the “*****”).

1.1.2	*****

1.1.3	*****

1.2    A321 Amd 14 Aircraft

1.2.1	***** of each A321 Amd 14 Aircraft, the Seller will provide to the Buyer a credit of ***** (the “*****”).

1.2.2	*****

1.2.3	*****

1.3    Converted A321 Aircraft

1.3.1	***** of each Converted A321 Aircraft, the Seller will provide to the Buyer a credit of ***** (the “*****”).

1.3.2	*****

1.3.3	*****

1.4    *****

2	AIRCRAFT NON-DELIVERY

*****

3	AMENDMENTS

3.1    Escalation Protection

*****

3.2    SAVE Credit

Paragraph 6 of Letter Agreement No. 1 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following quoted text:

“6    SAVE CREDIT

6.1	*****

6.2	*****

6.3	The Save Credit will be deemed an A320 Group 3 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.

4	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

5	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

6	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

LETTER AGREEMENT NO. 2

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PAYMENT TERMS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 14, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	PAYMENT TERMS

1.	Clause 5.2.3C of the Agreement is deleted in its entirety and replaced with the following:

“C.	Predelivery Payments for each A320 Group 3 Aircraft, A321 Amd 14 Aircraft and Converted A321 Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
*****	*****	*****
*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****		*****

1.2	All Predelivery Payments that are due prior to signature of the Amendment will be paid at signature of the Amendment.

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

LETTER AGREEMENT NO. 3

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: MISCELLANEOUS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 14, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENT

1.1    Delivery

Paragraph 4 of Letter Agreement No. 3 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following quoted text:

*****

1.2    Excusable Delay

Clause 10.5.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

*****

1.3    Inexcusable Delay

1.3.1	Clause 11.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“11.1.1    Liquidated Damages in the case of an Inexcusable Delay

Should an A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft not be Ready for Delivery within *****, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of *****.

*****

1.3.2	Clause 11.1.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

“11.1.2    Liquidated Damages with Short Term Notice Inexcusable Delay

*****

1.4    Aircraft Non-Delivery

Paragraph 1 of Letter Agreement No. 4 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following quoted text:

“1    AIRCRAFT NON-DELIVERY

*****

2	PERFORMANCE GUARANTEES

Within ninety (90) days after execution of this Letter Agreement, the parties will negotiate in good faith to agree and execute performance guarantees for the

(i)	A321 Amd 14 Aircraft and Converted A321 Aircraft on substantially similar terms to those set forth in Letter Agreement No. 6 to the Agreement, and

(ii)	A321 Amd 14 NEO Aircraft on substantially similar terms to those set forth in the Amended and Restated Letter Agreement No. 7 to Amendment No. 11 to the Agreement.

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

LETTER AGREEMENT NO. 4

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: SUPPORT MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 14, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	SCOPE

Except as set forth in this Letter Agreement, the terms of Letter Agreement No. 5 to the Agreement do not apply to the A321 Amd 14 Aircraft or the Converted A321 Aircraft.

2	SELLER REPRESENTATIVES

*****

3	SERVICE LIFE POLICY

Paragraph 8 of Letter Agreement No. 5 to the Agreement applies to the A321 Amd 14 Aircraft and Converted A321 Aircraft.

4	AMENDMENTS

4.1    Clause 12 - Warranty

Clause 12.1.3(ii) of the Agreement is deleted in its entirety and replaced with the following:

“(ii)
With respect to the A320 Group 3 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft and NEO Aircraft, the warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within ***** after Delivery of such affected A320 Group 3 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft or NEO Aircraft (the “Extended Warranty Period”).”

4.2    Clause 16 - Training and Training Aids

Appendix A-1 to Clause 16 of the Agreement is deleted in its entirety and replaced by the revised Appendix A-1 set forth in Appendix 1 hereto.

4.3    Goods and Services Credit Memorandum

Paragraph 8.1 of Letter Agreement No. 5 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following:

“8.1
In respect of each A320 Group 3 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft and NEO Aircraft, the Seller will provide to the Buyer upon Delivery of each such Aircraft the following credit memorandum (the “Goods and Services Credit Memoranda”):

*****

The Goods and Services Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment. ”

5	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

7	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

Appendix 1

APPENDIX “A-1” TO CLAUSE 16

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer's fleet of ninety-five (95) additional Aircraft made up of twenty (20) A320 Group 3 Aircraft, ten (10) Converted A321 Aircraft, twenty (20) A321 Amd 14 Aircraft, thirty (30) A320 NEO Aircraft and fifteen (15) A321 Amd 14 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term “Aircraft” is limited to the twenty (20) A320 Group 3 Aircraft, ten (10) Converted A321 Aircraft, twenty (20) A321 Amd 14 Aircraft, thirty (30) A320 NEO Aircraft and fifteen (15) A321 Amd 14 NEO Aircraft.

The contractual training courses defined in this Appendix A-1 will be provided up to ***** after Delivery of the last firmly ordered Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller within a period starting six (6) months before and ending six (6) months after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide to the Buyer ***** flight crew training (standard transition course) for ***** of the Buyer's flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and ***** of the Buyer's flight crews per firmly ordered A321 Amd 14 Aircraft.

The Seller will provide to the Buyer ***** hours of dry simulator time in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer ***** hours of dry simulator time in consideration of the Buyer's order for firmly ordered A321 Amd 14 Aircraft.

1.2	Low Visibility Operations Training

The Seller will provide ***** Low Visibility Operations Training for ***** flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and ***** flight crews per firmly ordered A321 Amd 14 Aircraft.

1.3	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor (s) ***** for a period of ***** months in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer pilot Instructor (s) ***** for a period of ***** months in consideration of the Buyer's order for A321 Amd 14 Aircraft.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to ***** pilot instructors.

1.4	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer ***** type specific training for cabin crews for ***** of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer ***** type specific training for cabin crews for ***** of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A321 Amd 14 Aircraft.

1.5        Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, ***** for the Buyer's personnel ***** for ***** of the Buyer's flight instructors in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, ***** for the Buyer's personnel ***** for ***** of the Buyer's flight instructors in consideration of the Buyer's order for A321 Amd 14 Aircraft.

APIC courses will be performed in groups of ***** trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer ***** trainee days of performance / operations training ***** for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer ***** trainee days of performance / operations training ***** for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3	MAINTENANCE TRAINING

3.1
The Seller will provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3.2	The Seller will provide to the Buyer ***** Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1
For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees ***** will be counted as the number of trainees to have taken the course.

4.2
For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of ***** trainee days, except for structure maintenance training course(s).

4.3
For structure maintenance training courses outside the Seller's Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees *****.

4.4
For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of ***** trainee days.

LETTER AGREEMENT NO. 5

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: FLEXIBILITY

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 14, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	CONVERSION RIGHT

1.1	*****

1.2    CEO Conversion Right Exercise

*****

1.3    Special Credit Memorandum

1.3.1	***** of each 2013 Converted Aircraft, the Seller will grant to the Buyer, a credit memorandum in the amount of ***** (the “*****”).

1.3.2	*****

1.3.3	*****

2	AMENDMENT

Clause 0 of the Agreement is amended to delete the definition of A321 NEO Aircraft and replace such definition with the following:

“A321 NEO Aircraft - any or all of the (i) A320 NEO Aircraft converted to firmly ordered A321-200 model aircraft with the New Engine Option or (ii) 2013 Converted Aircraft, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion Systems installed thereon upon Delivery.”

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel